As filed with the Securities and Exchange Commission on May 28, 1997


                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                               ---------------------

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 27, 1997


                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone     Incorporation   Identification No.
        1-8349          FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400

        1-3274          FLORIDA POWER CORPORATION                       Florida          59-0247770
                         3201 34th Street South
                         St. Petersburg, Florida 33711
                         Telephone (813) 866-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events

     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended June 30, 1997:

1. Officer and Director changes. On May 15, 1997, as part of its planned succession, Florida Progress Corporation announced that Dick Korpan, president and chief operating officer, will be promoted to chief executive officer of the company, effective June 1. Jack Critchfield has held the position of CEO since 1990. Critchfield, who turns 64 on May 23, will remain chairman of the board.

      Korpan joined Florida Progress in 1989 as executive vice president and chief financial officer. In 1991, he was promoted to president and chief operating officer. In addition to his executive responsibilities at Florida Progress, Korpan was named chairman and CEO of Florida Power Corporation in April 1996.

      Also beginning next month, Joe Richardson, president and chief operating officer of Florida Power, assumes greater leadership responsibilities. Richardson will become CEO of Florida Power, effective June 1. He is also a group vice president of Florida Progress. Since joining the company in 1976, Richardson has held various senior management positions at both Florida Progress and Florida Power.

      Also effective June 1, Stan Garnett was named executive vice president of Florida Progress and will oversee several corporate staff functions at Florida Progress. He will be responsible for Financial Services, Legal, Human Resources and Corporate Development. Garnett was previously a senior advisor with Putnam, Hayes & Bartlett, an economic and management consulting firm. For 15 years, he was a senior executive at Allegheny Power System, Inc., serving as the company's chief legal officer and CFO.

      In other board action, it was decided that both Florida Progress and Florida Power should have the same directors serving on their boards. With the rapid changes occurring in the electric utility industry, it is becoming increasingly important to communicate activities of the core utility business to the same group of directors.

      As a result, Frank Logan, a Florida Power board member since 1994, has been appointed to the Florida Progress board, bringing the total to 12 directors. The Florida Power board has 13 directors with Richardson, Florida Power's CEO, serving on the utility's board.

2. Florida Progress issued an Investor News report dated May 27, 1997 reporting that the Oklahoma District Judge placed Mid-Continent Life Insurance Company into receivership. A copy of this report is being filed herewith as Exhibit 99.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99 Florida Progress Corporation Investor News report dated May 27, 1997 reporting that the Oklahoma District Judge placed Mid-Continent Life Insurance Company into receivership.


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned on behalf of each listed company shall be deemed to relate only to matters having reference to such company.


                                          FLORIDA PROGRESS CORPORATION

                                          FLORIDA POWER CORPORATION


                                              /s/Jeffrey R. Heinicka
                                          By:____________________________
                                              Jeffrey R. Heinicka
                                              Senior Vice President and
                                                Chief Financial Officer
                                                of each Registrant



Date:  May 28, 1997

                               EXHIBIT INDEX



Exhibit No.       Description of Exhibit

99 Florida Progress Corporation Investor News report dated May 27, 1997 reporting that the Oklahoma District Judge placed Mid-Continent Life Insurance Company into receivership.